Exhibit 10.41

AMENDMENT NO. 1 TO PROMISSORY NOTE

This Amendment No. 1 to Promissory Note (this “Amendment”), dated as of March 25, 2022 (the “Effective Date”), by and between FUSE MEDICAL, INC., a Delaware corporation (“Borrower”), and NC 143 FAMILY HOLDING, LP, a Texas limited partnership (“Lender”) amends the Promissory Note, dated May 6, 2020, issued by Borrow to Lender in principal sum of $180,000.00 (the “Promissory Note”).

RECITALS

A.Borrower and Lender desire to amend the Promissory Note on the terms set forth herein; and

B.Borrower has requested, and the Lender has agreed, to amend the Promissory Note to extend the Maturity Date to May 5, 2023.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Promissory Note.

2.Amendment to the Promissory Note. The final sentence of the first paragraph of the Promissory Note is hereby amended by deleting the date “May 5, 2022” and substituting in lieu thereof the date “May 5, 2023”.

3.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Promissory Note are and shall remain in full force and effect and are hereby ratified and confirmed by the Borrower. The amendment contained herein shall not be construed as a waiver or amendment of any other provision of the Promissory Note or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Lender.

4.Effectiveness. This Amendment shall become effective upon the Effective Date.

5.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

6.Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

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